Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

       Balanced Strategy Fund             Precious Metals and Minerals Fund
       Cornerstone Strategy Fund          International Fund
       Growth & Tax Strategy Fund         World Growth Fund
       Emerging Markets Fund              GNMA Trust
       Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  07/27/2009                                /S/ CHRISTOPHER W. CLAUS
       -------------                            ---------------------------
                                                  Christopher W. Claus
                                                  President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

     Balanced Strategy Fund              Precious Metals and Minerals Fund
     Cornerstone Strategy Fund           International Fund
     Growth & Tax Strategy Fund          World Growth Fund
     Emerging Markets Fund               GNMA Trust
     Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  07/27/2009                              /S/ ROBERTO GALINDO, JR.
      --------------                          ----------------------------
                                                 Roberto Galindo, Jr.
                                                 Treasurer